UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2006
COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)	92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 258-0470
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operation and Financial Condition.
The information being furnished in this Item 2.02 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
On October 30, 2006, Commerce Energy Group, Inc. (the “Company”) issued a press release announcing its operating results for the fiscal year and fourth quarter ended July 31, 2006 and also released a text copy of its related Webcast presentation which discusses operating results for the same periods. Copies of the press release and the Webcast presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 30, 2006.

99.2	Fourth Quarter and Fiscal Year End 2006 Earnings Conference Webcast Presentation dated October 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: October 30, 2006	By:	/s/ STEVEN S. BOSS
Steven S. Boss
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 30, 2006.
99.2	Fourth Quarter and Fiscal Year End 2006 Earnings Conference Webcast Presentation dated October 30, 2006.